Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 46 to Registration Statement No. 2-69062 on Form N-1A of our report dated February 15, 2013, relating to the financial statements and financial highlights of BlackRock Series Fund, Inc., (“the “Series”), comprising the BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio, BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Money Market Portfolio, BlackRock Total Return Portfolio, and BlackRock U.S. Government Bond Portfolio, appearing in the Annual Report on Form N-CSR of the Series for the year ended December 31, 2012.

We also consent to the references to us under the headings “Financial Highlights” and “Funds and Service Providers” in the Prospectuses and “Independent Registered Public Accounting Firm,” “Counsel and Independent Registered Public Accounting Firm,” and “Financial Statements” in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
April 18, 2013